[PHOTO APPEARS HERE]
                                                                February 1, 1999



Dear Shareholder:

      The Zweig Fund's net asset value increased 6.6% for the year ended December 31,1998, including $1.22 in reinvested distributions. During the same period, the Standard & Poor's 500 Index gained 28.6% and the Dow Jones Industrial Average rose 18.1%, both with dividends reinvested.

      In the fourth quarter of 1998 the Fund's net asset value, including a $0.27 distribution, was up 13.6%. During the same period, the S&P's 500 Index returned 21.3%.

      Consistent with our risk-averse strategy, the Fund's average equity exposure for 1998 was approximately 83%.

      I would like to put our performance in perspective. Since we are a value-oriented fund, most of our stocks have very low price/earnings ratios. Historical evidence attests to the rewards of such an approach. However last year was a notable exception. Low P/E's did far worse than high P/E's and the numbers were almost unbelievable. As a result, value managers dramatically underperformed the S&P 500.

      The market capitalization of an S&P 500 stock was also a factor in its performance. For example, the fifty largest stocks increased by 36.4% for the year while the fifty smallest actually declined by 0.5%. On an unweighted basis, taking equal positions in all the S&P 500 stocks, the index was up only 7.3%. I have never seen a year like this.

      For the twelve full years of operations ended December 31, 1998, The Zweig Fund showed a total return on net asset value of 327.8% (12.9% on a compounded annualized basis) including reinvested distributions. Our average equity exposure for the twelve years was approximately 60%.

      If a shareholder had invested $10,000 (1,000 shares) at the time of the Fund's initial public offering in October of 1986, these holdings, including reinvested distributions, would have appreciated to $35,789 (3,310 shares) as of December 31, 1998.
                             DISTRIBUTION DECLARED

      On December 14, 1998, the Fund declared a distribution of $0.29 per share payable on January 11, 1999 to shareholders of record on December 31, 1998. Including the fourth-quarter payout, our total distribution to shareholders for tax purposes in 1998 was $1.20. This brings our total payout since the Fund's inception to $13.76.

      Of the $1.20 taxable in 1998, $0.45 is ordinary income and $0.75 is long-term capital gains.
                                 MARKET OUTLOOK

      At this writing I think the economy is reasonably strong and that earnings will be decent. I am not worried about the possibility of softer earnings. In fact, the market usually does pretty well when earnings are down moderately or up slightly. We may run the risk of higher interest rates if the economy and earnings show strong gains but we are not there yet.

      I see Brazil as a possible trouble spot. The market rebounded after the initial devaluation but we are not out of the woods yet. The Brazil risks are twofold. First, that things may get so bad that they will default on some of their debts.

While they might stretch out their payments, I don't believe they will default as Russia did. The second problem with Brazil is that they may cause competitive devaluations in the rest of Latin America. This could lead to competitive devaluations in Asia, including China, which would be a negative for the market. At this moment I do not believe China will devalue, but if they do it will be months down the road.

      As far as the rest of Asia is concerned, South Korea is doing a bit better and Japan is coming to grips with some of its problems. I don't know whether or when Japan will turn the corner but we have lived with a weak Japan for nearly a decade and the markets have survived.

      The recent drops in prices of oil, natural gas, and commodities have put pressure on the economies of emerging countries but are a positive factor for U.S. markets. We import a lot of their goods such as garments, textiles, smaller electronics, steel, and even cars -- and this has kept a lid on overall inflation. We produce much more sophisticated goods -- high technology, airplanes, movies and other entertainment, medicinal products, and financial and other services. Here we have a big edge on the rest of the world and this has been a driving force in our economy. As long as we enjoy this competitive advantage, I don't have a great concern about the record levels of our trade deficits.

      Clearly some U.S. industries might be suffering but the overall U.S. economy has probably benefited from the excess supplies around the world. Of course, too much of a good thing is not a good thing. If supply becomes overwhelming and prices collapse, it would eventually hurt us. But so far the impact on the U.S. ranges from modest inflation to mild deflation.

      Recently we have seen a shift in investor concerns from inflation to deflation but I think this worry is misplaced. For one thing, mild deflation has been very bullish for stock prices. I would define mild deflation as anywhere from zero to minus 3%. With prices at those levels, the Dow has produced an average annual return of 26.7% since 1918. It is only extreme deflation that is bad. When consumer prices have gone down at 3% a year or more, the Dow has dropped at an annual average rate of 13.3%. Mild deflation is even more bullish than mild inflation. However, extreme deflation is poison and extreme inflation is not very good either. The market doesn't like things too hot or too cold. It likes things nice and in between.

      The frenzy in Internet stocks concerns me because a great deal of speculation is going on by a public that has no conception of the volatility and the risks involved. Today there are more than fifty Internet stocks. I doubt that five of them will survive ten years from now. That is what happened with the automobile industry in the early part of this century. It was the same with the electronics industry in the late 50's and early 60's and with the computer business ten, twenty, or thirty years ago. We don't know who the survivors will be on the Internet. They may not even be the companies that exist today.

      If you tried to pick the winners in the computer business twenty to twenty-five years ago, you would have lost out. The present leaders -- Microsoft, Intel, Dell, and Cisco -- did not even exist back then. You could have bought Burroughs, Control Data, or Sperry Rand and done very poorly. We do know that the Internet will be a very big thing but I don't know whether it will be economically profitable for a lot of companies.


      It is very easy to enter the Internet business and there will be a tremendous amount of competition. There are too many fly-by-night companies that are trying to take advantage of the situation with Initial Public Offerings -- and they are not the place to be. Some of the companies might do well but it will be like picking a needle in a haystack. None of them are cheap. I see the level of speculation as waving a red flag for the market. However, should the Internet market collapse, it may not drag down the entire market. We saw a collapse in biotech stocks in 1992 and the market was relatively unaffected. So I just don't know how a big drop in Internet stocks would impact the overall market.


      Summing up, the current market positives include the fact that the Federal Reserve is on the side of the bulls. They loosened three times in the fourth quarter. Inflation is low and, as indicated previously, even mild deflation would not be bad. The negatives include possible repercussions from Brazil's actions and a devaluation by China of its currency. Actually, I think the bigger threat would be if the economy picks up too much steam and profits get too strong, leading to the Fed tightening later in the year.

      I am keeping a watchful eye on valuation. With the P/E ratio for the S&P 500 climbing from 27.71 in 1997 to 35.27 in 1998, the market is not cheap by any stretch of the imagination. That means there is not a big shock absorber under the market. So if something goes wrong, I don't think the value people will be buying on a 10% dip. It would take a lot more than that.

      Meanwhile, our monetary indicators are somewhat positive, reflecting the Fed's recent moves. Our sentiment indicators are mixed. The long-term ones are fairly decent but the short-term ones are rather overly optimistic. I am not thrilled about my indicators but, overall, they are currently moderately bullish. Obviously, this could change. A month down the road these indicators could be totally different.
                             PORTFOLIO COMPOSITION

      Following a policy instituted at the beginning of 1995, the majority of our stocks are acquired or sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth. Various criteria are used to evaluate and rank the most liquid stocks with the highest dividend yields.

      There was very little change in the composition of our leading industry groups during the fourth quarter. At year-end this listing included financial services, utilities, technology, telecommunications, manufacturing, and oil and oil services.

      Among the above sectors, financial services, technology, telecommunications and manufacturing gained in value as a result of increased exposure and a favorable fourth quarter. Utilities lost ground because of a poor fourth quarter relative to the other groups. Oil and oil services were adversely affected by declining prices and weak market performance.

      Some of our largest individual holdings include Dell, Microsoft, Daimler Chrysler, Ford, Home Depot, Energy East, PECO, AT&T, Lucent Technologies, and MCI Worldcom.

      New to our portfolio are Home Depot, the giant retail building products company, and Lucent Technologies, a major producer of telecommunications equipment. We previously held MCI Worldcom and added to our position. Daimler Chrysler increased in value following the big auto company merger. All of the above performed extremely well in the fourth quarter.

      Among other large individual holdings, we trimmed our position slightly in the USX-Marathon Group. Reynolds Metals, GPU, and Edison International all increased in value but were displaced by better performers in our current top positions.


                             ZWEIG ADVISORS TO BE
                              ACQUIRED BY PHOENIX


      As I am sure you are aware, a number of well-known organizations in the financial services industry have recently combined to build stronger companies. With that in mind, I am pleased to report that Zweig Advisors, the investment advisor to The Zweig Fund, Inc., has agreed to be acquired by Phoenix Investment Partners, Ltd., a large diversified financial services organization listed on the New York Stock Exchange. The transaction, which is subject to shareholder approval, is expected to close later in the first quarter of 1999. I will remain as chairman and president of the Fund and will continue to provide asset allocation services. I have no plans to retire -- and Jeff Lazar, the portfolio manager, will remain in place.


                               Sincerely,


                               /s/ Martin E. Zweig
                               Martin E. Zweig, Ph.D.
                               Chairman

[FLOW CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

SHAREHOLDER QUESTION: I BOUGHT THE FUND WHEN IT FIRST CAME OUT IN 1986 FOR $10.00. OVER 12 YEARS LATER, AT THE END OF DECEMBER, 1998, THE FUND IS ONLY TRADING FOR $10.8125. THE INCREASE OF $0.8125 IS EQUAL TO A RETURN OF 8.1%? AM I MISSING SOMETHING?

     1986           PLUS                   1988-1998                            1998
     ----           ----                   ---------                            ----
$10.00=VALUE OF               $13.63 PAID   THEN   $13.63 BOUGHT       1 SHARE PURCHASED AT
  1 SHARE AT                  ON ONE SHARE         AN ADDITIONAL       INCEPTION PLUS 2.311
   INCEPTION                  FROM 1986-           2.311 SHARES OF     SHARES RECEIVED AS A
                              1998 AS A            THE ZWEIG FUND      RESULT OF REINVESTING
                              RESULT OF THE        THROUGH THE         $13.63 IN MORE SHARES
                              10% PAYOUT           DISTRIBUTION        OF THE ZWEIG FUND=
                              POLICY               REINVESTMENT        3.311 SHARES HELD AT
                                                   PLAN                THE END OF 1998.


                            PERFORMANCE CALCULATION
          BASED ON THE CLOSING PRICE OF THE ZWEIG FUND ON THE NEW YORK
                      STOCK EXCHANGE ON DECEMBER 31, 1998:

SHAREHOLDER OWNS 3.311 SHARES
CLOSING PRICE ON NYSE WAS $10.8125
SHAREHOLDER'S ACCOUNT VALUE IS $35.80 (3.311 X $10.8125)
SHAREHOLDER'S ACCOUNT VALUE AT INCEPTION WAS $10.00 (1 X $10.00)

$35.80 ENDING VALUE
-10.00 BEGINNING VALUE
------------------------
$25.80 INCREASE IN VALUE

TOTAL RETURN = 258% ($25.80/$10.00 X 100)



SHAREHOLDERS RECEIVING DISTRUBTIONS IN CASH WOULD HAVE A RETURN OF 144.4%. $13.63 (DISTRIBUTION)+$10.8125 (NYSE PRICE 12/31/98)=$24.4425-$10.00=
$14.4425/$10.00X100.
THIS RETURN DOES NOT INCLUDE ANY RETURN YOU MAY HAVE EARNED FROM INVESTING THE CASH ELSEWHERE.

CONCLUSION: Performance cannot be measured by looking only at the beginning and ending stock price.

Calculations above reflect adjustment for participation in the Primary Subscription of the Rights Offering (May, 1998)

                             THE ZWEIG FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1998



                                            NUMBER OF         VALUE
                                              SHARES         (NOTE 1)
                                           -----------   ---------------
COMMON STOCKS                     89.14%
AEROSPACE & DEFENSE                1.26%
   B.F. Goodrich & Co ..................      93,700      $  3,361,488
   Northrop Corp .......................      78,700         5,754,937
                                                          ------------
                                                             9,116,425
                                                          ------------
AIRLINES                           1.42%
   AMR Corp. ...........................     102,400         6,080,000
   SouthWest Airlines Co. ..............     186,100         4,175,619
                                                          ------------
                                                            10,255,619
                                                          ------------
APPAREL MANUFACTURER               1.18%
   V.F. Corp. ..........................      89,700         4,204,688
   Warnaco Group, Inc. .................     172,900         4,365,725
                                                          ------------
                                                             8,570,413
                                                          ------------
AUTOMOTIVE                         3.12%
   Daimler Chrysler AG .................     117,467        11,284,173
   Ford Motor Co. ......................     191,800        11,256,263
                                                          ------------
                                                            22,540,436
                                                          ------------
BIOTECHNOLOGY                      0.87%
   Amgen, Inc. .........................      60,000         6,273,750
                                                          ------------
CHEMICALS                          1.02%
   IMC Global, Inc. ....................     226,900         4,849,988
   Millennium Chemicals, Inc. ..........      97,700         1,941,787
   Wellman, Inc. .......................      58,600           596,988
                                                          ------------
                                                             7,388,763
                                                          ------------
CONSUMER DURABLES                  2.59%
   Cooper Tire & Rubber Co. ............     157,800         3,225,037
   Maytag Corp. ........................     129,200         8,042,700
   Whirlpool Corp. .....................     134,300         7,436,863
                                                          ------------
                                                            18,704,600
                                                          ------------
CONSUMER PRODUCTS                  1.00%
   Fortune Brands, Inc. ................     125,300         3,962,613
   Premark International, Inc. .........      95,000         3,289,375
                                                          ------------
                                                             7,251,988
                                                          ------------
CONTAINERS & PACKAGING             0.10%
   Sea Containers Ltd., Class A ........      25,200           754,425
                                                          ------------
ELECTRONICS                        1.51%
   Avnet, Inc. .........................      79,700         4,821,850
   General Motors Corp., Class H .......     154,100         6,115,844
                                                          ------------
                                                            10,937,694
                                                          ------------
ENGINEERING & CONSTRUCTION         0.77%
   Fluor Corp. .........................     131,100         5,579,944
                                                          ------------
FINANCIAL SERVICES                14.00%
   A.G. Edwards, Inc. ..................     105,600         3,933,600
   Allstate Corp. ......................     186,100         7,188,113
   Astoria Financial Corp. .............     134,100         6,135,075
   BankAmerica Corp. ...................     134,300         8,074,788

                                                             NUMBER OF        VALUE
                                                              SHARES        (NOTE 1)
                                                            ----------   --------------
FINANCIAL SERVICES -- (Continued)
   Bear Stearns & Co., Inc. .............................    117,361     $ 4,386,367
   CIGNA Corp. ..........................................     94,100       7,275,105
   Charter One Financial, Inc. ..........................     80,503       2,233,957
   Conseco, Inc. ........................................    184,900       5,651,006
   Countrywide Credit Industries, Inc. ..................    130,400       6,544,450
   GATX Corp. ...........................................     82,600       3,128,475
   J. P. Morgan & Co., Inc. .............................     29,000       3,046,813
   Loews Corp. ..........................................     84,200       8,272,650
   Morgan Stanley, Dean Witter, Discover & Co. ..........     93,800       6,659,800
   Old Republic International Corp. .....................    149,250       3,358,125
   Orion Capital Corp. ..................................     58,000       2,309,125
   PaineWebber Group Inc. ...............................    181,200       6,998,850
   PIMCO Advisors L.P. ..................................     35,200       1,095,600
   Provident Companies, Inc. ............................    115,300       4,784,950
   Quinenco S.A., ADR ...................................     61,500         492,000
   Reliance Group Holdings, Inc. ........................    136,500       1,757,438
   Reliastar Financial Corp. ............................     67,200       3,099,600
   Ryder Systems, Inc. ..................................    150,800       3,920,800
   Selective Insurance Group, Inc. ......................     48,000         966,000
                                                                         -----------
                                                                         101,312,687
                                                                         -----------
FOOD & BEVERAGE                                     0.81%
   Adolph Coors Co., Class B ............................    104,200       5,880,788
                                                                         -----------
HOME BUILDERS & MATERIALS                           1.16%
   Fleetwood Enterprises, Inc. ..........................     89,500       3,110,125
   Kaufman & Broad Home Corp. ...........................     98,600       2,834,750
   Lafarge Corp. ........................................     60,400       2,446,200
                                                                         -----------
                                                                           8,391,075
                                                                         -----------
INDUSTRIAL SERVICES                                 0.26%
   Ogden Corp. ..........................................     75,800       1,899,738
                                                                         -----------
INVESTMENT COMPANIES                                2.44%
   Blackrock 2001 Term Trust, Inc. ......................     52,600         473,400
   Blackrock Strategic Term Trust, Inc. .................     52,600         483,263
   Central European Equity Fund, Inc. ...................     46,400         617,700
   Emerging Markets Infrastructure Fund, Inc. ...........    199,600       1,447,100
   Emerging Markets Telecommunications Fund, Inc. .......     76,800         686,400
   France Growth Fund, Inc. .............................     64,500         878,812
   Gabelli Equity Trust, Inc. ...........................    106,000       1,225,625
   Gabelli Global Multimedia Trust Fund, Inc. ...........     99,700       1,090,469
   Italy Fund, Inc. .....................................     29,700         445,500
   Mexico Fund, Inc. ....................................    173,900       1,945,506
   Morgan Stanley Emerging Markets Fund, Inc. ...........    121,900         990,437
   Morgan Stanley India Investment Fund, Inc. ...........     70,600         476,550
   Portugal Fund, Inc. ..................................     56,300         879,688
   Royce Value Trust, Inc. ..............................    144,155       1,982,131
   Scudder New Europe Fund, Inc. ........................    133,400       2,351,174
   Swiss Helvetia Fund, Inc. ............................    107,200       1,715,200
                                                                         -----------
                                                                          17,688,955
                                                                         -----------
LEISURE                                             1.28%
   Brunswick Corp. ......................................     79,500       1,967,625
   Royal Caribbean Cruises Ltd. .........................    196,900       7,285,300
                                                                         -----------
                                                                           9,252,925
                                                                         -----------

                                                NUMBER OF       VALUE
                                                 SHARES        (NOTE 1)
                                               ----------   -------------
MANUFACTURING                          5.88%
   Aeroquip-Vickers, Inc. ..................     95,900     $2,871,006
   Borg-Warner Automotive, Inc. ............     82,600      4,610,112
   Cummins Engine Company, Inc. ............    110,400      3,919,200
   Dana Corp. ..............................    190,600      7,790,775
   Dexter Corp. ............................     36,700      1,153,756
   Herman Miller, Inc. .....................    155,200      4,171,000
   Johnson Controls, Inc. ..................     55,800      3,292,200
   Kennametal, Inc. ........................     89,700      1,906,125
   Milacron, Inc. ..........................     87,600      1,686,300
   PACCAR, Inc. ............................     67,800      2,788,275
   Timken Co. ..............................    184,400      3,480,550
   Trinity Industries, Inc. ................    125,800      4,843,300
                                                            ----------
                                                            42,512,599
                                                            ----------
METALS & MINING                        2.97%
   AK Steel Holdings Corp. .................    167,000      3,924,500
   Alcan Aluminum Ltd. .....................    135,300      3,661,556
   British Steel Plc, ADR. .................    116,400      1,702,350
   Reynolds Metals Co. .....................    158,200      8,335,163
   USX-U.S. Steel Group. ...................    169,300      3,893,900
                                                            ----------
                                                            21,517,469
                                                            ----------
OIL & OIL SERVICES                     5.28%
   Ashland, Inc. ...........................    122,300      5,916,262
   Equitable Resources, Inc. ...............     44,300      1,290,238
   Occidental Petroleum Corp. ..............    104,100      1,756,688
   PennzEnergy Co. .........................    124,600      2,032,538
   Pennzoil-Quaker State Co. ...............    124,600      1,845,638
   Santa Fe International Corp. ............    173,100      2,531,587
   Sunoco, Inc. ............................    158,100      5,701,480
   Tidewater, Inc. .........................    113,000      2,620,188
   Transocean Offshore, Inc. ...............     87,200      2,338,050
   USX-Marathon Group. .....................    166,900      5,027,863
   YPF Sociedad Anonima, ADR. ..............    255,900      7,149,206
                                                            ----------
                                                            38,209,738
                                                            ----------
PAPER & FOREST PRODUCTS                1.47%
   Bowater, Inc. ...........................    187,800      7,781,963
   Mead Corp. ..............................     96,800      2,837,450
                                                            ----------
                                                            10,619,413
                                                            ----------
PHARMACEUTICALS                        1.96%
   McKesson Corp. ..........................     94,700      7,487,218
   Warner Lambert Co. ......................     88,600      6,661,613
                                                            ----------
                                                            14,148,831
                                                            ----------
REAL ESTATE INVESTMENT TRUSTS          0.98%
   Camden Property Trust ...................     46,000      1,196,000
   Crescent Real Estate Equities Co. .......    108,200      2,488,600
   Felcor Lodging Trust ....................     64,700      1,492,144
   New Plan Excel Realty Trust, Inc. .......     38,040        844,013
   Reckson Associates Realty Corp. .........     47,600      1,056,124
                                                            ----------
                                                             7,076,881
                                                            ----------

                                                            NUMBER OF           VALUE
                                                             SHARES            (NOTE 1)
                                                       ------------------   -------------
RESTAURANTS                                    0.49%
   Bob Evans Farms, Inc. ...........................            49,500      $1,290,094
   Wendy's International, Inc. .....................           104,500       2,279,406
                                                                            ----------
                                                                             3,569,500
                                                                            ----------
RETAIL TRADE & SERVICES                        3.27%
   Home Depot, Inc. ................................           163,800      10,022,513
   Pier 1 Imports, Inc. ............................           113,100       1,095,656
   Ross Stores, Inc. ...............................            74,600       2,937,375
   Saks, Inc. ......................................            71,100       2,244,094
   Supervalu, Inc. .................................           263,300       7,372,400
                                                                            ----------
                                                                            23,672,038
                                                                            ----------
TECHNOLOGY                                     8.40%
   Applied Materials, Inc. .........................            77,900(a)    3,325,356
   Cisco Systems, Inc. .............................            64,400       5,977,125
   Compaq Computer Corp. ...........................           187,626       7,868,565
   Dell Computer Corp. .............................           225,700(a)   16,518,419
   EMC Corp. .......................................           100,500       8,542,500
   Intel Corp. .....................................            59,800       7,090,038
   Microsoft Corp. .................................            82,400(a)   11,427,850
                                                                            ----------
                                                                            60,749,853
                                                                            ----------
TELECOMMUNICATIONS                             7.98%
   AT&T Corp. ......................................           129,300       9,729,825
   BCE, Inc. .......................................            64,700       2,454,556
   L.M. Ericsson Telephone Co. .....................           158,100       3,784,519
   Lucent Technologies Co. .........................            87,400       9,614,000
   MCI Worldcom, Inc. ..............................           121,800       8,739,150
   Telebras Holders, S.A., ADR .....................           106,000       7,704,874
   Telefonica De Argentina S.A., ADR ...............           148,200       4,140,338
   Telefonica de Espana S.A., ADR. .................            47,436       6,421,649
   Telefonos de Mexico S.A., ADR. ..................           105,600       5,141,400
                                                                            ----------
                                                                            57,730,311
                                                                            ----------
TEXTILES                                       1.01%
   Interface, Inc. .................................           120,200       1,115,612
   Shaw Industries, Inc. ...........................           254,000       6,159,500
                                                                            ----------
                                                                             7,275,112
                                                                            ----------
TOBACCO                                        0.16%
   Universal Corp. .................................            32,300       1,134,538
                                                                            ----------
TRANSPORTATION                                 4.57%
   Airborne Freight Corp. ..........................           122,900       4,432,081
   Burlington Northern Santa Fe Corp. ..............           258,300       8,717,625
   Canadian Pacific Ltd. ...........................           185,600       3,503,200
   CNF Transportation, Inc. ........................           195,400       7,339,713
   FDX Corp. .......................................            62,640       5,574,960
   USFreightways Corp. .............................           118,900       3,462,962
                                                                            ----------
                                                                            33,030,541
                                                                            ----------
UTILITIES -- ELECTRIC & NATURAL GAS            9.93%
   CMS Energy Corp. ................................            91,100       4,412,656
   Central & South West Corp. ......................           120,700       3,311,706
   Consolidated Edison Co. of New York, Inc. .......            60,100       3,177,788
   DTE Energy Co. ..................................           112,000       4,802,000
   Edison International ............................           278,500       7,763,187
   Energy East Corp. ...............................           174,900       9,881,850

                                                      NUMBER OF        VALUE
                                                       SHARES        (NOTE 1)
                                                     ----------   --------------
UTILITIES -- ELECTRIC & NATURAL GAS -- (Continued)
   GPU, Inc. .....................................    187,700     $ 8,293,993
   PECO Energy Co. ...............................    233,800       9,731,924
   PG&E Corp. ....................................    208,300       6,561,450
   Pinnacle West Capital Corp. ...................     32,900       1,394,138
   Public Service Co. of New Mexico ..............     73,500       1,502,156
   UniCom Corp. ..................................    226,300       8,726,694
   UtiliCorp United, Inc. ........................     63,000       2,311,313
                                                                  -----------
                                                                   71,870,855
                                                                  -----------
     TOTAL COMMON STOCKS (Cost $559,506,036) ................     644,917,904
                                                                  -----------


                                                                  PRINCIPAL
                                                                    AMOUNT
                                                             -------------------
UNITED STATES GOVERNMENT OBLIGATIONS                 6.73%
   United States Treasury Notes, 10.75%, 5/15/2003 .......   $4,000,000               4,937,500
   United States Treasury Notes, 6.875%, 5/15/2006 .......    7,500,000               8,479,688
   United States Treasury Notes, 6.50%, 10/15/2006 .......     8,100,000|pS(b)        8,993,535
   United States Treasury Notes, 6.62%, 5/15/2007 ........   12,600,000              14,175,000
   United States Treasury Notes, 6.125%, 8/15/2007 .......    5,200,000               5,684,250
   United States Treasury Bonds, 7.50%, 11/15/2024 .......      600,000                 778,125
   United States Treasury Bonds, 6.50%, 11/15/2026 .......      600,000                 698,438
   United States Treasury Bonds, 6.375%, 8/15/2027 .......    4,300,000               4,946,346
                                                                                     ----------
     TOTAL UNITED STATES GOVERNMENT OBLIGATIONS
       (Cost $46,750,375) ....................................................       48,692,882
                                                                                     ----------
SHORT-TERM INVESTMENTS                               3.73%
   Goldman Sachs Corp., 5.20%, 1/4/99 ....................   17,000,000              16,992,632
   Xerox Credit Corp., 5.30%, 1/7/99 .....................   10,000,000               9,991,164
                                                                                     ----------
     TOTAL SHORT-TERM INVESTMENTS (Cost $26,983,796) .........................       26,983,796
                                                                                     ----------
     TOTAL INVESTMENTS (Cost $633,240,207) - 99.60%...........................      720,594,582
     Other assets less liabilities - 0.40% ...................................        2,926,548
                                                                                    -----------
     NET ASSETS - 100.00% ....................................................     $723,521,130
                                                                                   ============
                                                                 NUMBER OF
                                                                   SHARES
                                                                 ----------
SECURITIES SOLD SHORT (NOTE 1D)
   W.E.B.S. INDEX FUND, INC. - MEXICO SERIES
    (PROCEEDS $985,054) ..................................       71,600            $    733,900
                                                                                   ============

----------
(a) Non-income producing security.

(b) Used as collateral on short sales

    For Federal income tax purposes, the tax basis of investments owned at December 31, 1998 was $633,486,171 and net unrealized appreciation on investments consisted of:


     Gross unrealized appreciation .........   $136,382,032
     Gross unrealized depreciation .........   (49,273,621)
                                               ------------
     Net unrealized appreciation ...........   $87,108,411
                                               ============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
   Investments, at value (identified cost $633,240,207)........................     $ 720,594,582
   Cash .......................................................................           552,035
   Deposit with broker for securities sold short ..............................           985,054
   Dividends and interest receivable ..........................................         2,794,580
   Prepaid expenses ...........................................................            42,911
                                                                                    -------------
      Total Assets ............................................................       724,969,162
                                                                                    -------------
LIABILITIES
   Accrued advisory fees (Note 3) .............................................           506,590
   Accrued administration fees (Note 3) .......................................             2,538
   Other accrued expenses .....................................................           205,004
   Securities sold short, at value (proceeds $985,054).........................           733,900
                                                                                    -------------
      Total Liabilities .......................................................         1,448,032
                                                                                    -------------
NET ASSETS ....................................................................     $ 723,521,130
                                                                                    =============
NET ASSET VALUE, PER SHARE
   ($723,521,130/60,135,617 shares outstanding--Note 4)........................     $       12.03
                                                                                    =============
NET ASSETS CONSIST OF
   Capital paid-in ............................................................     $ 618,446,376
   Undistributed net investment income ........................................         2,405,423
   Undistributed net realized gains on investments, securities sold short and
    futures ...................................................................        15,063,802
   Net unrealized appreciation on investments .................................        87,354,375
   Net unrealized appreciation on securities sold short .......................           251,154
                                                                                    -------------
                                                                                    $ 723,521,130
                                                                                    =============

                       See notes to financial statements

                              THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1998


INVESTMENT INCOME
   Income
      Dividends .................................................................    $  13,983,589
      Interest ..................................................................        7,041,994
                                                                                     -------------
         Total Income ...........................................................       21,025,583
                                                                                     -------------
   Expenses
      Investment advisory fees (Note 3) .........................................        5,900,275
      Administration fees (Note 3) ..............................................          902,395
      Transfer agent fees .......................................................          344,129
      Printing and postage expenses .............................................          232,323
      Professional fees (Note 3) ................................................           82,894
      Custodian fees ............................................................           81,798
      Directors' fees and expenses (Note 3) .....................................           94,757
      Miscellaneous .............................................................          170,357
                                                                                     -------------
         Total Expenses .........................................................        7,808,928
                                                                                     -------------
            Net Investment Income ...............................................       13,216,655
                                                                                     -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized gains on
      Investments ...............................................................       54,621,891
      Securities sold short .....................................................        1,426,248
      Futures ...................................................................        2,010,264
                                                                                     -------------
            Net realized gains ..................................................       58,058,403
   Decrease in unrealized appreciation on investments and securities sold short .      (31,996,047)
                                                                                     -------------
      Net realized and unrealized gains on investments, securities sold short and
       futures ..................................................................       26,062,356
                                                                                     -------------
      Net increase in net assets resulting from operations ......................    $  39,279,011
                                                                                     =============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                                    For the Years Ended
                                                                                        December 31
                                                                            -----------------------------------
                                                                                  1998               1997
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS
    Net investment income ...............................................   $ 13,216,655       $ 18,023,151
    Net realized gains on investments, securities sold short and
      futures ...........................................................     58,058,403         43,769,049
    Increase (decrease) in unrealized appreciation on
      investments and securities sold short .............................    (31,996,047)        61,835,402
                                                                            ------------       ------------
       Net increase in net assets resulting from operations .............     39,279,011        123,627,602
                                                                            ------------       ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income ...............................................    (20,309,033)       (16,029,830)
    Net realized gains on investments, securities sold short and
      futures ...........................................................    (48,234,897)       (46,130,976)
                                                                            ------------       ------------
       Total dividends and distributions to shareholders ................    (68,543,930)       (62,160,806)
                                                                            ------------       ------------
   CAPITAL SHARE TRANSACTIONS
    Net asset value of shares issued to shareholders in
      reinvestment of dividends from net investment income and
      distributions from net realized gains .............................     15,249,865         15,818,485
    Net proceeds from the sale of shares during rights offering .........     71,170,393                 --
                                                                            ------------       ------------
    Net increase in net assets derived from capital share
      transactions ......................................................     86,420,258         15,818,485
                                                                            ------------       ------------
    Net increase in net assets ..........................................     57,155,339         77,285,281
NET ASSETS
   Beginning of year ....................................................    666,365,791        589,080,510
                                                                            ------------       ------------
   End of year (including undistributed net investment income of
    $2,405,423 and 9,497,801, respectively)..............................   $723,521,130       $666,365,791
                                                                            ============       ============

                       See notes to financial statements.

                             THE ZWEIG FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


     A. PORTFOLIO VALUATION

     Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at December 31, 1998) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.


     B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.


     C. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.


     D. SHORT SALES

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.


     E. FEDERAL INCOME TAXES

     The Fund has elected to qualify and intends to remain qualified, as long as management's view is that it is in the best interests of the shareholders, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

NOTE 2 -- PORTFOLIO TRANSACTIONS

     During the year ended December 31, 1998, the Fund entered into purchase and sale transactions, excluding short-term investments and futures transactions, as follows:



                                                                   UNITED STATES
                                                                    GOVERNMENT
                                                     COMMON         AND AGENCY
                                                     STOCKS         OBLIGATIONS
                                                ---------------   --------------
     Purchases ..............................   $429,479,329      $44,889,531
                                                ============      ===========
     Sales ..................................   $371,700,357      $49,030,222
                                                ============      ===========
     Short sales ............................   $    985,054
                                                ============
     Purchases to cover short sales .........   $ 14,341,048
                                                ============

NOTE 3 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A) INVESTMENT ADVISORY FEE: The Investment Advisory Agreement (the "Agreement") between the Investment Adviser, Zweig Advisors Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the year ended December 31, 1998, the Fund accrued advisory fees of $5,900,275.

     B) ADMINISTRATIVE FEE: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 1998, the Fund accrued administration fees of $902,395.

     C) DIRECTORS' FEE: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

     D) LEGAL FEE: The Fund paid legal fees of $26,315 during the year ended December 31, 1998, for the services of Rosenman & Colin LLP, of which Robert E. Smith, a Director of the Fund, is counsel. In addition, the Fund paid legal fees of $52,915 for the services of Rosenman & Colin LLP in connection with its rights offering.

     E) BROKERAGE COMMISSION: During the year ended December 31, 1998, the Fund paid Zweig Securities Corp. brokerage commissions of $132,397 in connection with portfolio transactions effected through them. In addition, Zweig Securities Corp. charged $27,401 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

     Pursuant to an Acquisition Agreement dated December 15, 1998, the Investment Adviser and the Administrator have agreed to be acquired by Phoenix Investment Partners, Ltd. ("Phoenix"), a large financial services organization listed on the New York Stock Exchange (the "Acquisition"). Since completion of the Acquisition would provide for the automatic termination of the current Investment Advisory Agreement, a new investment advisory agreement (the "Advisory Agreement") has been proposed between the Fund and Zweig Advisors Inc. The Advisory Agreement has been approved by the Board of Directors (the "Board") and has been submitted to shareholders for approval. Except for the effective dates, the Advisory Agreement is on the same terms as the current Investment Advisory Agreement. In addition, in order for the Fund to continue to avail itself of the services of Dr. Martin E. Zweig and his associates, a new sub-advisory servicing agreement with Zweig Consulting LLC has been approved by the Board and submitted to the shareholders for approval. It is anticipated that the Acquisition will be completed in the first quarter of 1999.

     Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4 -- CAPITAL STOCK AND REINVESTMENT PLAN

     At December 31, 1998, the Fund had one class of common stock, par value $0.10 per share, of which 100,000,000 shares are authorized and 60,135,617 shares are outstanding.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the years ended December 31, 1998 and December 31, 1997, 1,262,934 and 1,322,870 shares, respectively, were issued pursuant to the Plan.

     In a rights offering ending May 8, 1998, shareholders exercised rights to purchase 6,107,124 shares of common stock at an offering price of $12.15 per share for proceeds, net of expenses, of $71,170,393.

     On December 14, 1998, the Fund declared a distribution of $0.29 per share to shareholders of record on December 31, 1998. This distribution has an ex-dividend date of January 6, 1999 and is payable on January 11, 1999.

NOTE 5 -- FINANCIAL HIGHLIGHTS

     Selected data for a share outstanding throughout each year:



                                                                             YEAR ENDED DECEMBER 31
                                                    ------------------------------------------------------------------------
                                                          1998           1997          1996          1995           1994
                                                    ---------------- ------------ ------------- -------------- -------------
PER SHARE DATA
Net asset value, beginning of year ................    $ 12.63         $ 11.45      $  11.06     $    10.33      $  11.68
                                                       -------         -------      --------     ----------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income .............................      0.23            0.35           0.34           0.39          0.24
Net realized and unrealized gains(losses) .........      0.55            2.03           1.15           1.41        ( 0.45)
                                                       -------         -------      --------     ----------      --------
Total from investment operations ..................      0.78            2.38           1.49           1.80        ( 0.21)
                                                       -------         -------      --------     ----------      --------
Dividends and Distributions:
Dividends from net investment income ..............      ( 0.35)        ( 0.31)       ( 0.30)         ( 0.51)      ( 0.03)
Distributions from net realized gains .............      ( 0.87)        ( 0.89)       ( 0.80)     ( 0.56 |pS)      ( 1.11)
                                                       --------        -------      --------     -----------     --------
Total Dividends and Distributions .................      ( 1.22)        ( 1.20)       ( 1.10)         ( 1.07)      ( 1.14)
                                                       --------        -------      --------     -----------     --------
Effect on net asset value as a result of rights
  offering* .......................................      ( 0.16)            --            --              --           --
                                                       --------        -------      --------     -----------     --------
   Net asset value, end of year ...................    $ 12.03         $ 12.63      $  11.45     $    11.06      $  10.33
                                                       ========        =======      ========     ===========     ========
   Market value, end of year** ....................    $ 10.8125       $ 13.25      $ 10.875     $    11.25      $ 10.375
                                                       =========       =======      ========     ===========     ========
Total investment return ...........................      ( 8.68)  %      34.76%        6.92  %    19.83|pS%        (16.95) %
                                                       =========       =======      ========     ===========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ............    $723,521        $666,366     $589,081     $   547,886     $492,004
Ratio of expenses to average net assets ...........      1.12   %         1.16%        1.18  %     1.22|pS%        1.25   %
Ratio of net investment income to average net
  assets ..........................................      1.90   %         2.88%        3.12  %     3.62|pS%        2.24   %
Portfolio turnover rate ...........................     68.7    %        93.0  %     137.2   %        160.2  %   257.0    %

----------
* Shares were sold at a 5% discount from the average market price. ** Closing Price -- New York Stock Exchange.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Zweig Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




                                              PRICEWATERHOUSECOOPERS LLP



New York, New York
February 1, 1999

                             THE ZWEIG FUND, INC.

                               YEAR END RESULTS



                                          Total Return
                                          on Net Asset     Net Asset         NYSE         Premium
                                              Value          Value       Share Price     (Discount)
                                         --------------   -----------   -------------   -----------
Year ended 12/31/1998 ................         6.6%       $ 12.03       $ 10.8125        (10.1%)
Year ended 12/31/1997 ................        22.0%        12.63         13.2500           4.9%
Year ended 12/31/1996 ................        14.5%        11.45         10.8750         ( 5.0%)
Year ended 12/31/1995 ................        18.3%        11.06         11.2500           1.7%
Year ended 12/31/1994 ................        (2.7%)       10.33         10.3750           0.4%
Year ended 12/31/1993 ................        13.3%        11.68         13.7500          17.7%
Year ended 12/31/1992 ................         0.4%        11.36         13.0000          14.4%
Year ended 12/31/1991 ................        30.1%        12.40         13.7500          10.9%
Year ended 12/31/1990 ................         1.9%        10.48         11.0000           5.0%
Year ended 12/31/1989 ................        22.3%        11.43         12.3750           8.3%
Year ended 12/31/1988 ................        17.9%        10.35         10.3750           0.2%
Year ended 12/31/1987 ................        14.7%         9.73          9.0000         ( 7.5%)
Inception 10/2/86 - 12/31/86 .........        (0.4%)        9.31          9.1250         ( 2.0%)

--------------------------------------------------------------------------------

KEY INFORMATION

1-800-272-2700  ZWEIG SHAREHOLDER
                             Relations:
                             For general information
                             and literature

(212) 644-2188  THE ZWEIG FUND HOT LINE:
                             For updates on net asset
                             value, share price, major
                             industry groups and other
                             key information

                               REINVESTMENT PLAN

    Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.



                  ------------------------------------------
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

YEAR 2000 PREPAREDNESS

Because computer programs were designed using only two fields to indicate the year, at midnight December 31, 1999, computers will be unable to recognize that January 1 is the year 2000. The major systems that would impact the Fund with respect to the year 2000 are those of the transfer agent and custodian. The Fund has been advised in writing by both the transfer agent and the custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. Management of the Fund will continue to monitor the progress of the transfer agent and the custodian in solving the year 2000 problem. However, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Director, Vice President and Treasurer

Stuart B. Panish
Vice President & Secretary

Christopher M. Capano
Assistant Vice President

Charles H. Brunie
Director

Annemarie Gilly
Director

Eugene J. Glaser
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

INVESTMENT ADVISER
Zweig Advisors Inc.
900 Third Avenue
New York, New York 10022

FUND ADMINISTRATOR
Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Rosenman & Colin LLP
575 Madison Avenue
New York, New York10022

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
--------------------------------------------------------------------------------
      This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


ZF984                                                     4902-ANN 12/98

                         [ZWEIG FUND LOGO APPEARS HERE]



                                 ANNUAL REPORT
                -----------------------------------------------
                               December 31, 1998